UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Aileron Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12407 N. Mopac Expy., Suite 250 #390 Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (737) 802-1989

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALRN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

Aileron Therapeutics, Inc. (the “Company”) anticipates holding its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) on August 20, 2024. Because the date of the 2024 Annual Meeting will change by more than 30 calendar days from the anniversary of the date of the Company’s 2023 annual meeting of stockholders, the Company has set a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) for inclusion in the Company’s proxy materials relating to the 2024 Annual Meeting. In order for a proposal under Rule 14a-8 to be timely, it must be received by the Company’s Secretary at the principal executive offices of the Company by June 15, 2024, which the Company has determined to be a reasonable time before the Company’s proxy materials are due to be printed and sent. Such proposals must also comply with the Company’s Amended and Restated By-Laws (the “Bylaws”) and the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

The address of the Company’s principal executive offices is 12407 N. Mopac Expy., Suite 250 #390 Austin, Texas 78758.

Stockholders wishing to nominate a director or propose matters to be considered at the 2024 Annual Meeting in the manner contemplated by the Bylaws must submit timely notice thereof to the Company in order for such matters to be considered at the 2024 Annual Meeting. Because the date of the 2024 Annual Meeting will be delayed by more than 60 days from the first anniversary of the Company’s 2023 annual meeting of the stockholders, in accordance with Section 1.10(b) and 1.11(b) of the Bylaws, to be timely, such notice must be received by the Secretary at the address above by June 15, 2024. Such proposals must also comply with all other requirements set forth in the Bylaws and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AILERON THERAPEUTICS, INC.

Date: June 5, 2024	By:	/s/ Brian Windsor
Brian Windsor, Ph.D.
President and Chief Executive Officer